Prepayments And Other Current Assets - Summary of Prepayments And Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Deferred Costs Capitalized Prepaid And Other Assets [Abstract]
Deductible input VAT	¥ 10,769	$ 1,540	¥ 7,402
Prepayments	4,995	714	11,853
Deposits	2,399	343	6,136
Interest receivable	70	10	177
Others	378	54	395
Total	¥ 18,611	$ 2,661	¥ 25,963